Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports STRONG FIRST QUARTER 2019 Results

TEMPE, AZ – May 1, 2019 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter ended March 31, 2019 compared to the quarter ended March 31, 2018.

•	Gross profit increased 3% to $248.5 million
•	Gross margin increased 90 basis points to 14.7%
•	Earnings from operations increased 13% to $57.0 million
•	Diluted earnings per share of $1.09 increased 20% year over year

In the first quarter of 2019, net sales decreased by 3%, year to year, while gross profit increased 3%, year over year and gross margin increased 90 basis points compared to the first quarter of 2018.  The increase in gross profit and gross margin reflects a higher mix of cloud solutions reported net and higher margin Insight delivered services.  Earnings from operations grew 13%, year over year, with each of our geographic segments generating growth.

“I am pleased to report we have started the new year with strong earnings performance in the first quarter,” stated Ken Lamneck, President and Chief Executive Officer.  “Our top line results decreased in the first quarter against a tough comparison last year, but we focused on profitable business, growing our services sales and helping our clients migrate to the cloud, which led to strong gross margin expansion in the quarter. At the same time we controlled our expenses, which allowed us to deliver another quarter of double digit earnings growth year over year, with each of our operating segments contributing to these results,” stated Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales for the first quarter of 2019 of $1.69 billion decreased 3% year to year when compared to the first quarter of 2018.
•	Net sales in North America decreased 3% year to year to $1.24 billion;
•	Net sales in EMEA decreased 4% year to year to $390.2 million; and
•	Net sales in APAC decreased 7% year to year to $52.9 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales decreased 1% year to year, with a decline in net sales in North America of 3%, year to year, partially offset by growth in net sales in EMEA and APAC of 2% and 1%, respectively, year over year.

•	Consolidated gross profit increased 3% compared to the first quarter of 2018 to $248.5 million, with consolidated gross margin expanding 90 basis points to 14.7% of net sales.
•	Gross profit in North America increased 4% year over year to $182.6 million (14.7% gross margin);
•	Gross profit in EMEA increased 2% year over year to $57.0 million (14.6% gross margin); and
•	Gross profit in APAC was relatively flat year over year, increasing less than 1% to $8.9 million (16.8% gross margin).
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 6% year over year, with gross profit growth in North America, EMEA and APAC of 4%, 9% and 9%, respectively, year over year.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 2	May 1, 2019

•	Consolidated earnings from operations increased 13% compared to the first quarter of 2018 to $57.0 million, or 3.4% of net sales.
•	Earnings from operations in North America increased 7% year over year to $45.3 million, or 3.6% of net sales;
•	Earnings from operations in EMEA increased 48% year over year to $9.9 million, or 2.5% of net sales; and
•	Earnings from operations in APAC increased 23% year over year to $1.8 million, or 3.4% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 14% year over year, with earnings from operations growth in North America, EMEA and APAC of 8%, 53% and 31%, respectively, year over year.

•	Consolidated net earnings and diluted earnings per share for the first quarter of 2019 were $39.3 million and $1.09, respectively, at an effective tax rate of 23.5%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the first quarter of 2019 were $39.6 million and $1.10, respectively.

In discussing financial results for the three months ended March 31, 2019 and 2018 in this press release, the Company refers to certain financial measures that are not prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

guidance

For the full year 2019, the Company expects to deliver sales growth in the low single digit range compared to 2018.  The Company also expects Adjusted diluted earnings per share for the full year of 2019 to be between $4.75 and $4.85.

This outlook assumes:

•	an effective tax rate of 25% to 26% for the balance of 2019;
•	capital expenditures of $20 to $25 million for the full year; and
•	an average share count for the full year of approximately 36.2 million shares.

This outlook does not reflect the repurchase of any shares under the Company’s currently authorized share repurchase program, assumes no current year acquisition-related expenses and excludes severance and restructuring expenses incurred during the first quarter of 2019 and those that may be incurred during the balance of 2019.  Due to the inherent difficulty of forecasting these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the related impact of such expenses, if any, to net earnings and diluted earnings per share.  Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2019 forecast.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 3	May 1, 2019

Conference Call and Webcast

The Company will host a conference call and live web cast today at 8:00 a.m. ET to discuss first quarter 2019 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To listen to the live web cast by telephone, call 1-877-524-8416 if located in the U.S., 412-902-1028 for international callers, and enter the access code 13689759.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted.”  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses and (ii) the tax effects of severance and restructuring expenses. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted free cash flow is the Company’s net cash provided or used by operating activities adjusted for (i) purchases of property and equipment and (ii) the net borrowings or repayments under the inventory financing facility.  Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) acquisition related expenses, (iii) loss on sale of the Company’s Russia business, and (iv) the tax effects of each of these items, as applicable.

These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 4	May 1, 2019

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2019	2018	change
Insight Enterprises, Inc.
Net sales:
Products	$1,466,672	$1,557,792	(6%)
Services	$218,794	$184,702	18%
Total net sales	$1,685,466	$1,742,494	(3%)
Gross profit	$248,472	$240,263	3%
Gross margin	14.7%	13.8%	90 bps
Selling and administrative expenses	$191,063	$188,180	2%
Severance and restructuring expenses	$370	$1,644	(77%)
Earnings from operations	$57,039	$50,439	13%
Net earnings	$39,327	$33,003	19%
Diluted earnings per share	$1.09	$0.91	20%

North America
Net sales:
Products	$1,070,416	$1,134,401	(6%)
Services	$172,025	$143,979	19%
Total net sales	$1,242,441	$1,278,380	(3%)
Gross profit	$182,607	$175,371	4%
Gross margin	14.7%	13.7%	100 bps
Selling and administrative expenses	$136,950	$132,640	3%
Severance and restructuring expenses	$331	$443	(25%)
Earnings from operations	$45,326	$42,288	7%

Sales Mix			**
Hardware	60%	68%	(14%)
Software	26%	21%	23%
Services	14%	11%	19%
	100%	100%	(3%)

EMEA
Net sales:
Products	$354,673	$377,212	(6%)
Services	$35,502	$29,922	19%
Total net sales	$390,175	$407,134	(4%)
Gross profit	$56,983	$56,050	2%
Gross margin	14.6%	13.8%	80 bps
Selling and administrative expenses	$47,145	$48,283	(2%)
Severance and restructuring expenses	$(85)	$1,074	> 100%
Earnings from operations	$9,923	$6,693	48%

Sales Mix			**
Hardware	44%	46%	(8%)
Software	47%	47%	(4%)
Services	9%	7%	19%
	100%	100%	(4%)

**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 5	May 1, 2019

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2019	2018	change
APAC
Net sales:
Products	$41,583	$46,179	(10%)
Services	$11,267	$10,801	4%
Total net sales	$52,850	$56,980	(7%)
Gross profit	$8,882	$8,842	—
Gross margin	16.8%	15.5%	130 bps
Selling and administrative expenses	$6,968	$7,257	(4%)
Severance and restructuring expenses	$124	$127	(2%)
Earnings from operations	$1,790	$1,458	23%

Sales Mix			**
Hardware	12%	13%	(9%)
Software	67%	68%	(10%)
Services	21%	19%	4%
	100%	100%	(7%)

**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 6	May 1, 2019

Forward-Looking Information

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including the Company’s expected 2019 financial results, sales growth and Adjusted diluted earnings per share for the full year 2019, and the assumptions relating thereto, as well as the Company’s anticipated effective tax rate, capital expenditures and plans concerning repurchases under the Company’s currently authorized share repurchase program, and the Company’s expectations regarding cash flow, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the Company’s subsequent filings with the Securities and Exchange Commission:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•

the Company’s reliance on partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and the requirements year over year;

•	changes in the information technology (“IT”) industry and/or rapid changes in technology;
•	risks associated with the integration and operation of acquired businesses;
•	possible significant fluctuations in the Company’s future operating results;
•	the risks associated with the Company’s international operations;
•	general economic conditions;
•	increased debt and interest expense and decreased availability of funds under the Company’s financing facilities;
•	the security of the Company’s electronic and other confidential information;
•	disruptions in the Company’s IT systems and voice and data networks;
•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•	legal proceedings and the results of client and public sector audits and failure to comply with laws and regulations;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•	the Company’s reliance on independent shipping companies;
•	the Company’s dependence on certain key personnel;
•	natural disasters or other adverse occurrences;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and
•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission.  Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Finance
	Tel. 480.333.3390	Tel. 480.333.3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 7	May 1, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
Net sales:
Products	$1,466,672	$1,557,792
Services	218,794	184,702
Total net sales	1,685,466	1,742,494
Costs of goods sold:
Products	1,337,308	1,414,986
Services	99,686	87,245
Total costs of goods sold	1,436,994	1,502,231
Gross profit	248,472	240,263
Operating expenses:
Selling and administrative expenses	191,063	188,180
Severance and restructuring expenses	370	1,644
Earnings from operations	57,039	50,439
Non-operating (income) expense:
Interest income	(271)	(153)
Interest expense	4,823	6,015
Net foreign currency exchange loss (gain)	711	(245)
Other expense, net	339	302
Earnings before income taxes	51,437	44,520
Income tax expense	12,110	11,517
Net earnings	$39,327	$33,003

Net earnings per share:
Basic	$1.10	$0.92
Diluted	$1.09	$0.91

Shares used in per share calculations:
Basic	35,609	35,913
Diluted	36,103	36,263

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 8	May 1, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$124,831	$142,655
Accounts receivable, net	1,723,817	1,931,736
Inventories	187,146	148,503
Other current assets	117,199	115,683
Total current assets	2,152,993	2,338,577

Property and equipment, net	74,038	72,954
Goodwill	166,073	166,841
Intangible assets, net	108,856	112,179
Deferred income taxes	7,345	7,967
Other assets	247,162	77,429
	$2,756,467	$2,775,947

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$897,609	$978,104
Accounts payable – inventory financing facility	260,160	304,130
Accrued expenses and other current liabilities	183,678	190,733
Current portion of long-term debt	1,161	1,395
Deferred revenue	66,646	62,300
Total current liabilities	1,409,254	1,536,662

Long-term debt	113,227	195,525
Deferred income taxes	604	683
Other liabilities	207,164	56,088
	1,730,249	1,788,958
Stockholders’ equity:
Preferred stock	—	—
Common stock	358	355
Additional paid-in capital	321,606	323,622
Retained earnings	743,992	704,665
Accumulated other comprehensive loss – foreign currency translation adjustments	(39,738)	(41,653)
Total stockholders’ equity	1,026,218	986,989
	$2,756,467	$2,775,947

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 9	May 1, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net earnings	$39,327	$33,003
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization of property and equipment	5,044	5,433
Amortization of intangible assets	3,823	3,611
Provision for losses on accounts receivable	1,413	346
Write-downs of inventories	1,408	629
Write-off of property and equipment	—	303
Non-cash stock-based compensation	4,115	3,184
Deferred income taxes	547	979
Changes in assets and liabilities:
Decrease in accounts receivable	210,691	184,877
(Increase) decrease in inventories	(39,658)	4,444
Increase in other assets	(107,314)	(25,514)
Decrease in accounts payable	(82,246)	(97,104)
Increase in deferred revenue	7,117	16,177
Increase in accrued expenses and other liabilities	77,646	20,377
Net cash provided by operating activities	121,913	150,745
Cash flows from investing activities:
Purchases of property and equipment	(5,352)	(5,044)
Acquisitions, net of cash and cash equivalents acquired	(762)	—
Net cash used in investing activities	(6,114)	(5,044)
Cash flows from financing activities:
Borrowings on senior revolving credit facility	49,936	276,684
Repayments on senior revolving credit facility	(49,936)	(392,184)
Borrowings on accounts receivable securitization financing facility	1,010,500	1,024,000
Repayments on accounts receivable securitization financing facility	(1,092,500)	(955,000)
Repayments under Term Loan A	—	(3,281)
Repayments under other financing agreements	—	(1,234)
Payments on finance lease obligations	(542)	(288)
Net repayments under inventory financing facility	(43,970)	(91,366)
Payment of payroll taxes on stock-based compensation through shares withheld	(6,128)	(2,884)
Repurchases of common stock	—	(7,679)
Net cash used in financing activities	(132,640)	(153,232)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(986)	1,937
Decrease in cash, cash equivalents and restricted cash	(17,827)	(5,594)
Cash, cash equivalents and restricted cash at beginning of period	144,293	107,445
Cash, cash equivalents and restricted cash at end of period	$126,466	$101,851

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 10	May 1, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2019	2018
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$57,039	$50,439
Severance and restructuring expenses	370	1,644
Adjusted non-GAAP consolidated EFO	$57,409	$52,083

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$39,327	$33,003
Severance and restructuring expenses	370	1,644
Income taxes on non-GAAP adjustments	(100)	(291)
Adjusted non-GAAP consolidated net earnings	$39,597	$34,356

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.09	$0.91
Severance and restructuring expenses	0.01	0.05
Income taxes on non-GAAP adjustments	—	(0.01)
Adjusted non-GAAP diluted EPS	$1.10	$0.95

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$45,326	$42,288
Severance and restructuring expenses	331	443
Adjusted non-GAAP EFO from North America segment	$45,657	$42,731

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$9,923	$6,693
Severance and restructuring expenses	(85)	1,074
Adjusted non-GAAP EFO from EMEA segment	$9,838	$7,767

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$1,790	$1,458
Severance and restructuring expenses	124	127
Adjusted non-GAAP EFO from APAC segment	$1,914	$1,585

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958

Insight Q1 2019 Results, Page 11	May 1, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2019	2018
Adjusted free cash flow:
Net cash provided by operating activities	$121,913	$150,745
Purchases of property and equipment	(5,352)	(5,044)
Net repayments under inventory financing facility	(43,970)	(91,366)
Adjusted non-GAAP free cash flow	$72,591	$54,335

	Twelve Months Ended March 31,
	2019	2018
Adjusted return on invested capital:
GAAP consolidated EFO	$240,082	$206,751
Severance and restructuring expenses	2,151	5,951
Loss on sale of foreign entity	—	3,646
Acquisition-related expenses	282	382
Adjusted non-GAAP consolidated EFO	242,515	216,730
Income tax expense*	66,692	59,601
Adjusted non-GAAP consolidated EFO, net of tax	$175,823	$157,129
Average stockholders’ equity**	$948,764	$814,107
Average debt**	200,748	360,289
Average cash**	(145,380)	(164,194)
Invested Capital	$1,004,132	$1,010,202

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ***	17.33%	14.84%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) ****	17.51%	15.55%

*	Assumed tax rate of 27.5% for 2019 and 2018.
**	Average of previous five quarters.
***	Computed as GAAP consolidated EFO, net of tax of $66,023 and $56,857 for the twelve months ended March 31, 2019 and 2018, respectively, divided by invested capital.
****	Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958